EXHIBIT 99.1

Shutterstock Reports Third Quarter 2026 Financial Results

New York, NY - November 5, 2026 - Shutterstock, Inc. (NYSE: SSTK) (the “Company”), a family of brands delivering scalable creative and GenAI solutions to help customers fuel great work, today announced financial results for the third quarter ended September 30, 2026.

Commenting on the Company's performance, Jon Oringer, Chairman and Chief Executive Officer of Shutterstock, said, “During the third quarter, we maintained a strong focus on operational discipline and cost management while navigating continued headwinds in our core Content segment and deal timing volatility in Data Licensing.”

“We reduced third-quarter Product Development and SG&A expenses by 30% year-over-year to $96 million, representing $39 million in quarterly savings, while reducing total headcount by 16% year-to-date. Importantly, we are on target to deliver the $60 million in annualized run-rate operating expense reductions we committed to in our second-quarter earnings announcement. These actions strengthen our financial position and provide greater flexibility as we focus on the opportunities ahead.”

“AI is fundamentally changing how creative content is produced and consumed, creating new opportunities for Shutterstock to build on its content library, data capabilities, and relationships across the creative ecosystem. With Hichame Assi as President and COO, we're bringing greater focus to operational performance and execution while continuing to invest in opportunities that we believe will build on our strategic assets and deliver greater value to customers and contributors. Together, we're focused on positioning Shutterstock for long-term growth.”

Chief Financial Officer Transition

Shutterstock also announced that Rik Powell will depart from his role effective immediately and from the Company effective November 13, 2026. Scott Grossman, Senior Vice President, Global Head of Finance, will assume the role of Interim Chief Financial Officer effective immediately.

“I want to thank Rik for his leadership and contributions to Shutterstock, including stepping into the interim CEO role earlier this year,” said Mr. Oringer. “We appreciate his commitment to the Company and wish him all the best.”

Third Quarter 2026 highlights as compared to Third Quarter 2025:
Financial Highlights
•
Revenues were $173.9 million compared to $260.1 million.
•
Net loss was $197.8 million compared to net income of $13.4 million.
◦
Net loss includes a $195.6 million non-cash, after-tax goodwill impairment charge.
•
Net loss per diluted common share was $5.35 compared to net income per diluted common share of $0.37.
•
Adjusted net income was $16.7 million compared to $36.4 million.
•
Adjusted net income per diluted common share was $0.45 compared to $0.99.
•
Adjusted EBITDA was $41.8 million compared to $79.4 million.

THIRD QUARTER RESULTS

Revenue

Third quarter revenue of $173.9 million decreased by $86.2 million or 33% as compared to the third quarter of 2025.

Revenue from our Content product offering decreased by $36.4 million, or 19%, as compared to the third quarter of 2025, to $158.1 million. The reduction in our Content revenue was driven primarily by weakness in new customer acquisition. Content revenue represented 91% of our total revenue in the third quarter of 2026.

Revenue generated from our Data, Distribution, and Services product offering decreased by $49.8 million, or 76%, as compared to the third quarter of 2025, to $15.8 million, and represented 9% of third quarter revenue in 2026. Revenue recognition in our data offering may vary from quarter-to-quarter based on the delivery timing of metadata licensed assets.

Net (loss) / income and net (loss) / income per diluted common share

Net income decreased by $211.1 million to a net loss of $197.8 million in the third quarter of 2026, compared to net income of $13.4 million for the third quarter of 2025. Net loss per diluted common share was $5.35, as compared to net income per diluted common share of $0.37 for the same period in 2025. In the third quarter of 2026, the Company recorded a non-cash goodwill impairment charge of $203.3 million after identifying a triggering event resulting from the impact of the dividend suspension announced on July 22, 2026. Additionally, the Company had further declines in revenue, with operating costs not declining at a similar rate, as well as $0.4 million of unrealized losses related to our investment in Meitu, Inc, $0.5 million of costs related to the proposed merger, $2.6 million of strategic advisory and other fees, and $4.3 million of workforce optimizations expenses.

Adjusted net income and adjusted net income per diluted common share

Adjusted net income of $16.7 million in the third quarter of 2026 decreased by $19.7 million, compared to adjusted net income of $36.4 million for the third quarter of 2025, primarily due to the decline in revenue.

Adjusted net income per diluted common share was $0.45, compared to $0.99 for the third quarter of 2025.

Adjusted EBITDA

Adjusted EBITDA of $41.8 million for the third quarter of 2026 decreased by $37.6 million, or 47%, as compared to the third quarter of 2025, primarily due to the decline in revenue.

Net loss margin of 113.7% for the third quarter of 2026 decreased by 118.8%, as compared to net income margin of 5.1% in the third quarter of 2025. The adjusted EBITDA margin of 24.0% for the third quarter of 2026 decreased by 6.5%, as compared to 30.5% in the third quarter of 2025.

THIRD QUARTER LIQUIDITY

Our cash and cash equivalents decreased by $22.7 million to $110.5 million at September 30, 2026, as compared with $133.2 million as June 30, 2026. This was driven by $18.3 million of net cash from operating activities, offset by $29.8 million of net cash used in financing activities and $9.8 million of net cash used in investing activities.

Net cash from operating activities of $18.3 million was driven by cash generation from our business operations and changes in the timing of cash collections from our customers and payments pertaining to operating expenses offset by $5.0 million in contributor royalty payments, an $8.6 million reduction in deferred revenue and $4.3 million of payments related to the proposed merger.

Cash used in investing activities for the three months ended September 30, 2026 consisted of $9.8 million related to capital expenditures, $0.3 million of content acquisition, partially offset by $0.1 million related to the receipt of the Giphy Retention Compensation, as reimbursed by the Giphy seller.

Cash used in financing activities for the three months ended September 30, 2026 consisted primarily of $30.0 million of repayments on our revolving credit facility.

Adjusted free cash flow was $12.5 million for the third quarter of 2026, an decrease of $62.7 million from the third quarter of 2025.

KEY OPERATING METRICS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025 [5]

Subscribers (end of period) (1)	890,000	1,060,000	890,000	1,060,000
Subscriber revenue (in millions) (2)	$95.1	$107.2	$298.7	$325.0
Average revenue per customer (last twelve months) (3)	$289	$279	$289	$279
Paid downloads (in millions) (4)	90.9	111.7	293.7	345.2

Subscribers, Subscriber Revenue and Average Revenue Per Customer from acquisitions are included in these metrics beginning twelve months after the closing of the respective business combination. Accordingly, the metrics include Subscribers, Subscriber revenue, and Average revenue per customer from Backgrid beginning February 2025. 2025 metrics include the counts and revenues from Envato, which was acquired in July 2024.

(1) Subscribers is defined as those customers who purchase one or more of our monthly recurring products for a continuous period of at least three months, measured as of the end of the reporting period.

(2) Subscriber revenue is defined as the revenue generated from subscribers during the period.

(3) Average revenue per customer is calculated by dividing total revenue for the last twelve-month period by customers. Customers is defined as total active, paying customers that contributed to total revenue over the last twelve-month period.

(4) Paid downloads is the number of downloads that our customers make in a given period of our content. Paid downloads exclude content related to our Studios business, downloads of content that are offered to customers for no charge, including our free trials and metadata delivered through our data deal offering.

NON-GAAP FINANCIAL MEASURES

To supplement Shutterstock’s consolidated financial statements presented in accordance with the accounting principles generally accepted in the United States, or GAAP, Shutterstock’s management considers certain financial measures that are not prepared in accordance with GAAP, collectively referred to as non-GAAP financial measures, including adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted share, revenue growth (including by product offering) on a constant currency basis (expressed as a percentage), and adjusted free cash flow.

Shutterstock defines adjusted EBITDA as net income adjusted for depreciation and amortization, non-cash equity-based compensation, Giphy Retention Compensation Expense - non-recurring, foreign currency transaction gains and losses, severance costs associated with strategic workforce optimizations, goodwill impairment, unrealized losses / gains on investments, legal contingencies, strategic advisory fees, interest income and expense, income taxes and merger related costs; adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue; adjusted net income as net income adjusted for the impact of non-cash equity-based compensation, amortization of acquisition-related intangible assets, strategic advisory fees, Giphy Retention Compensation Expense - non-recurring, severance costs associated with strategic workforce optimizations (reported in Other), unrealized losses / gains on investments (reported in Other), goodwill impairment,  impairment loss on long-term investment, legal contingencies, merger related costs and the estimated tax impact of such adjustments; adjusted net income per diluted common share as adjusted net income divided by weighted average diluted shares; revenue growth (including by product offering) on a constant currency basis (expressed as a percentage) as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for all periods presented in the comparison; and adjusted free cash flow as net cash provided by operating activities, adjusted for capital expenditures, content acquisition, cash received related to Giphy Retention Compensation in connection with the acquisition of Giphy, cash paid for the settlement of the FTC investigation, and cash paid for costs related to the proposed merger.

The expense associated with the Giphy Retention Compensation related to (i) the one-time employment inducement bonuses and (ii) the vesting of the cash value of unvested Meta equity awards held by the employees prior to closing, which are reflected in operating expenses (together, the “Giphy Retention Compensation Expense - non-recurring”), are required payments in accordance with the terms of the acquisition. Meta’s sale of Giphy was directed by the United Kingdom Competition and Markets Authority (the “CMA”) and accordingly, the terms of the acquisition were subject to CMA preapproval. Management considers the operating expense associated with these required payments to be unusual and non-recurring in nature. The Giphy Retention Compensation Expense - non-recurring is not considered an ongoing expense necessary to operate the Company’s business. Therefore, such expenses have been included in the below adjustments for calculating adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted net income per diluted common share.

These non-GAAP financial measures have not been calculated in accordance with GAAP and should be considered only in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. Shutterstock cautions investors that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Shutterstock’s management believes that adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted common share, revenue growth (including by product offering) on a constant currency basis (expressed as a percentage) and adjusted free cash flow are useful to investors because these measures enable investors to analyze Shutterstock’s operating results on the same basis as that used by management. Additionally, management believes that adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted net income per diluted common share provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to Shutterstock’s underlying operating performance; and revenue growth (including by product offering) on a constant currency basis (expressed as a percentage) provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s operating performance. Management also believes that providing these non-GAAP financial measures enhances the comparability for investors in assessing Shutterstock’s financial reporting. Shutterstock’s management believes that adjusted free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in internal-use software and website development costs to support the Company’s ongoing business operations, and provides them with the same measures that management uses as the basis for making resource allocation decisions.

Shutterstock’s management also uses the non-GAAP financial measures adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted common share, revenue growth (including by product offering) on a constant currency basis (expressed as a percentage), and adjusted free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to, among other things: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

Reconciliations of the differences between each of our non-GAAP financial measures (adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted common share, revenue growth (including by product offering) on a constant currency basis (expressed as a percentage), adjusted free cash flow, and each measure’s most directly comparable financial measure calculated and presented in accordance with GAAP, are presented under the headings “Reconciliation of Non-GAAP Financial Information to GAAP” and “Supplemental Financial Data” immediately following the Consolidated Balance Sheets.

ABOUT SHUTTERSTOCK

Shutterstock is in the business of turning ideas into impact. Powered by a global network of millions of creators and our cutting-edge technology, we provide businesses, creatives and brand leaders with the essential, universal ingredients to make their work more effective. Shutterstock offers access to one of the world’s largest and most diverse collections of high-quality licensable assets, specialized training datasets, evaluation tools, and end-to-end strategic partnerships for the full model training lifecycle, as well as advertising and distribution solutions, exclusive editorial content, and full-service studio production—delivering unparalleled resources to fuel great work.

Discover our impact at www.shutterstock.com and connect with us on LinkedIn, Instagram, X, Facebook and YouTube.

FORWARD-LOOKING STATEMENTS

The statements in this press release, and any related oral statements, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “could,” “might,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this press release relate to, among other things, statements regarding industry prospects, future business, future results of operations or financial condition, future dividends, future stock performance, our ability to consummate acquisitions and integrate the businesses we have acquired or may acquire into our existing operations, new or planned features, products or services, management strategies, our ability to offer premier Data Licensing and AI Services, and our competitive position. Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among others, the risks discussed under the caption “Risk Factors” in Shutterstock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Shutterstock does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Investor Relations Contact	Press Contact
Scott Grossman	Emma Gammons
ir@shutterstock.com	press@shutterstock.com

Shutterstock, Inc.
Consolidated Statements of Operations
(In thousands, except for per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$173,898	$260,094	$594,869	$769,704

Operating expenses:
Cost of revenue	83,713	102,558	272,288	309,440
Sales and marketing	43,941	59,358	140,295	169,794
Product development	14,228	22,374	51,207	62,993
General and administrative	27,741	43,313	139,256	150,054
Goodwill impairment	203,323	—	377,061	—
Total operating expenses	372,946	227,603	980,107	692,281
(Loss) / income from operations	(199,048)	32,491	(385,238)	77,423
Interest expense	(3,567)	(4,226)	(11,160)	(12,748)
Other (expense) / income, net	2,097	3,138	(14,426)	30,277
(Loss) / income before income taxes	(200,518)	31,403	(410,824)	94,952
(Benefit) / provision for income taxes	(2,766)	18,016	(9,565)	33,437
Net (loss) / income	$(197,752)	$13,387	$(401,259)	$61,515

(Losses) / earnings per share:
Basic	$(5.35)	$0.38	$(11.02)	$1.75
Diluted	$(5.35)	$0.37	$(11.02)	$1.71

Weighted average common shares outstanding:
Basic	36,978	35,484	36,413	35,213
Diluted	36,978	36,642	36,413	35,979

Shutterstock, Inc.
Consolidated Balance Sheets
(In thousands, except par value amount)
(unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$110,472	$178,244
Accounts receivable, net of allowance of $4,073 and $3,431	100,498	112,626
Prepaid expenses and other current assets	45,852	47,769
Total current assets	256,822	338,639
Property and equipment, net	61,213	62,553
Right-of-use assets	6,564	9,770
Intangible assets, net	180,931	215,673
Goodwill	196,877	574,614
Deferred tax assets, net	79,393	61,289
Other assets	71,723	93,398
Total assets	$853,523	$1,355,936

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,477	$13,898
Accrued expenses	102,559	129,952
Contributor royalties payable	94,041	94,163
Deferred revenue	189,737	212,984
Debt	128,113	158,110
Other current liabilities	15,242	19,295
Total current liabilities	543,169	628,402
Deferred tax liability, net	636	1,134
Long-term debt	114,416	116,639
Lease liabilities	11,123	17,247
Other non-current liabilities	12,645	11,476
Total liabilities	681,989	774,898
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value; 200,000 shares authorized; 42,598 and 41,049 shares issued and 37,077 and 35,528 shares outstanding as of September 30, 2026 and December 31, 2025, respectively	424	410
Treasury stock, at cost; 5,521 shares as of September 30, 2026 and December 31, 2025	(269,804)	(269,804)
Additional paid-in capital	543,095	520,018
Accumulated other comprehensive loss	(10,091)	(4,754)
Retained earnings	(92,090)	335,168
Total stockholders’ equity	171,534	581,038
Total liabilities and stockholders’ equity	$853,523	$1,355,936

Shutterstock, Inc.
Consolidated Statements of Cash Flows
(In thousands, except par value amount)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) / income	$(197,752)	$13,387	$(401,259)	$61,515
Adjustments to reconcile net (loss) / income to net cash provided by operating activities:
Depreciation and amortization	21,786	22,877	66,906	68,159
Deferred taxes	(2,858)	24,494	(18,599)	17,696
Non-cash equity-based compensation	7,840	12,962	33,748	46,471
Goodwill impairment	203,323	—	377,061	—
Loss on impairment of long-term investment	—	—	—	5,000
Bad debt expense	356	60	675	1,020
Unrealized loss / (gain) on investments, net	(360)	(2,840)	17,908	(34,128)
Changes in operating assets and liabilities:
Accounts receivable	1,170	26,245	10,871	(29,429)
Prepaid expenses and other current and non-current assets	468	(12,643)	2,060	10,114
Accounts payable and other current and non-current liabilities	(2,069)	(3,810)	(31,455)	(18,397)
Contributor royalties payable	(5,020)	12,329	64	22,109
Deferred revenue	(8,634)	(14,671)	(21,738)	(19,657)
Net cash provided by operating activities	$18,250	$78,390	$36,242	$130,473

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(9,804)	(10,422)	(31,514)	(32,542)
Cash received related to Giphy Retention Compensation	102	373	579	1,234
Acquisition of content	(326)	(1,149)	(627)	(6,127)
Security deposit (payment) / receipt	238	(41)	487	(3)
Net cash used in investing activities	$(9,790)	$(11,239)	$(31,075)	$(37,438)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash paid to settle employee taxes related to RSU vesting	197	(4,092)	(10,651)	(9,104)
Payment of cash dividends	—	(11,699)	(25,999)	(34,823)
Repayment of credit facility	(30,000)	(781)	(31,595)	(2,344)
Net cash used in financing activities	$(29,803)	$(16,572)	$(68,245)	$(46,271)

Effect of foreign exchange rate changes on cash	(1,393)	(1,453)	(4,694)	7,521
Net (decrease) / increase in cash and cash equivalents	(22,736)	49,126	(67,772)	54,285

Cash and cash equivalents, beginning of period	133,208	116,410	178,244	111,251
Cash and cash equivalents, end of period	$110,472	$165,536	$110,472	$165,536

Supplemental Disclosure of Cash Information:
Cash paid for income taxes	$607	$1,707	$8,285	$16,396
Cash paid for interest	3,539	4,005	10,827	12,470

Shutterstock, Inc.
Reconciliation of Non-GAAP Financial Information to GAAP
(In thousands, except per share information)
(unaudited)

Adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted share, revenue growth (including by product offering) on a constant currency basis (expressed as a percentage), and adjusted free cash flow are not financial measures prepared in accordance with United States generally accepted accounting principles (GAAP). Such non-GAAP financial measures should not be construed as alternatives to any other measures of performance determined in accordance with GAAP. Investors are cautioned that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

The following is a reconciliation of net income to adjusted net income for each of the periods indicated (in thousands, except per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net (loss) / income	(197,752)	13,387	(401,259)	61,515
Add / (less) Non-GAAP adjustments:
Non-cash equity-based compensation	7,824	12,962	33,748	46,471
Tax effect of non-cash equity-based compensation (1)	(1,842)	(3,046)	(7,930)	(10,921)
Acquisition-related amortization expense (2)	9,286	9,630	28,449	28,908
Tax effect of acquisition-related amortization expense (1)	(2,182)	(2,263)	(6,686)	(6,794)
Unrealized loss / (gain) on investment	(360)	(2,840)	17,908	(34,129)
Impairment loss on long-term investment	—	—	—	5,000
Strategic advisory fees and other	2,560	—	2,560	—
Tax effect of Strategic advisory fees and other (1)	(553)	—	(553)	—
Goodwill impairment	203,323	—	377,061	—
Tax effect of goodwill impairment (1)	(7,725)	—	(18,096)	—
Workforce optimization - severance	4,272	3,801	13,300	4,102
Tax effect of workforce optimization - severance (1)	(961)	(855)	(2,996)	(923)
Giphy retention compensation expense - non-recurring	—	215	649	1,219
Tax effect of Giphy retention compensation expense - non-recurring (1)	—	(51)	(153)	(287)
Proposed merger related costs	494	7,083	7,029	27,654
Tax effect of proposed merger related costs (1)	(111)	(1,594)	(1,581)	(6,223)
Legal contingency	600	—	33,600	—
Tax effect of legal contingency (1)	(135)	—	(7,560)	—
Adjusted net income	$16,738	$36,429	$67,490	$115,592

Net (loss) / income per diluted common share	$(5.35)	$0.37	$(11.02)	$1.71
Adjusted net income per diluted common share	$0.45	$0.99	$1.85	$3.21

Weighted average diluted shares	36,978	36,642	36,413	35,979

(1)
Statutory tax rates are used to calculate the tax effect of the adjustments.
(2)
Of these amounts, $8.6 million and $8.9 million are included in cost of revenue for the three months ended September 30, 2026 and 2025, respectively. The remainder of acquisition-related amortization expense is included in general and administrative expense in the Statement of Operations.

The following is a reconciliation of net income to adjusted EBITDA for each of the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net (loss) / income	$(197,752)	$13,387	$(401,259)	$61,515
Add / (less) Non-GAAP adjustments:
Interest expense	3,567	4,226	11,160	12,748
Interest income	(123)	(869)	(1,404)	(2,881)
(Benefit) / provision for income taxes	(2,766)	18,016	(9,565)	33,437
Depreciation and amortization	21,786	22,877	66,906	68,159
EBITDA	$(175,288)	$57,637	$(334,162)	$172,978

Non-cash equity-based compensation	7,824	12,962	33,748	46,471
Giphy retention compensation expense - non-recurring	—	215	649	1,219
Proposed merger related costs	494	7,083	7,029	27,654
Foreign currency loss / (gain)	(1,614)	571	(2,078)	1,733
Unrealized loss / (gain) on investment	(360)	(2,840)	17,908	(34,129)
Legal contingencies	600	—	33,600	—
Workforce optimization - severance	4,272	3,801	13,300	4,102
Goodwill impairment	203,323	—	377,061	—
Strategic advisory fees and other	2,560	—	2,560	5,000
Adjusted EBITDA	41,811	79,429	149,615	225,028

Revenue	$173,898	$260,094	$594,869	$769,704
Net (loss) / income margin	(113.7)%	5.1%	(67.5)%	8.0%
Adjusted EBITDA margin	24.0%	30.5%	25.2%	29.2%

The following is a schedule of Revenue Growth / (Decline) (including by product offering) on a Constant Currency Basis ($’s in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Reported revenue (in thousands)	$173,898	$260,094	$594,869	$769,704

Revenue (decline) /growth	(33)%	4%	(23)%	12%
Revenue (decline) / growth on a constant currency basis	(33)%	3%	(23)%	12%

Content reported revenue (in thousands)	$158,075	$194,426	$501,864	$597,110
Content revenue (decline) / growth	(19)%	(5)%	(16)%	9%
Content revenue (decline) / growth on a constant currency basis	(18)%	(5)%	(16)%	9%

Data, Distribution, and Services reported revenue (in thousands)	$15,823	$65,668	$93,005	$172,594
Data, Distribution, and Services revenue (decline) / growth	(76)%	40%	(46)%	26%
Data, Distribution, and Services revenue (decline) / growth on a constant currency basis	(76)%	40%	(46)%	26%

The following is a reconciliation of net cash provided by operating activities to adjusted free cash flow for each of the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Cash flow information:
Net cash provided by operating activities	$18,250	$78,390	$36,242	$130,473
Net cash used in investing activities	$(9,790)	$(11,239)	$(31,075)	$(37,438)
Net cash used in financing activities	$(29,803)	$(16,572)	$(68,245)	$(46,271)

Adjusted free cash flow:
Net cash provided by operating activities	$18,250	$78,390	$36,242	$130,473
Capital expenditures	(9,804)	(10,422)	(31,514)	(32,542)
Content acquisitions	(326)	(1,149)	(627)	(6,127)
Cash received related to Giphy Retention Compensation	102	373	579	1,234
Legal contingency settlement	—	—	35,000	—
Proposed merger related costs	4,281	8,032	14,431	23,068
Adjusted Free Cash Flow	$12,503	$75,224	$54,111	$116,106

The following is a schedule of Revenues by Product Offering (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Content	$158,075	$194,426	$501,864	$597,110
Data, Distribution, and Services	$15,823	$65,668	$93,005	$172,594
Total revenue	$173,898	$260,094	$594,869	$769,704

Shutterstock, Inc.
Supplemental Financial Data
(unaudited)

 Historical Operating Metrics

	Three Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24

Subscribers (end of period, in thousands) (1)	890	951	993	1,032	1,060	1,073	1,079	459
Subscriber revenue (in millions) (2)	$95.1	$99.8	$103.8	$104.7	$107.2	$108.0	$109.9	$75.7

Average revenue per customer (last twelve months) (3)	$289	$292	$284	$281	$279	$266	$244	$450
Paid downloads (in millions) (4)	90.9	98.7	104.1	107.9	111.7	112.6	120.9	33.0

Subscribers, Subscriber Revenue and Average Revenue Per Customer from acquisitions are included in these metrics beginning twelve months after the closing of the respective business combination. Accordingly, the metrics include Subscribers, Subscriber revenue, and Average revenue per customer from Backgrid beginning February 2025. 2025 metrics include the counts and revenues from Envato, which was acquired in July 22, 2024.

(1) Subscribers is defined as those customers who purchase one or more of our monthly recurring products for a continuous period of at least three months, measured as of the end of the reporting period.

(2) Subscriber revenue is defined as the revenue generated from subscribers during the period.

(3) Average revenue per customer is calculated by dividing total revenue for the last twelve-month period by customers. Customers is defined as total active, paying customers that contributed to total revenue over the last twelve-month period.

(4) Paid downloads is the number of downloads that our customers make in a given period of our content. Paid downloads exclude content related to our Studios business, downloads of content that are offered to customers for no charge, including our free trials and metadata delivered through our data deal offering.

Equity-Based Compensation by expense category

	Three Months Ended
($ in thousands)	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24

Cost of revenue	$319	$270	$183	$558	$528	$532	$396	$505
Sales and marketing	2,683	2,652	2,112	2,287	2,098	2,559	2,255	2,627
Product development	2,820	3,242	3,078	3,218	3,370	3,529	2,912	2,722
General and administrative	2,002	6,398	7,999	8,542	6,966	9,005	12,321	9,256
Total non-cash equity-based compensation	$7,824	$12,562	$13,372	$14,605	$12,962	$15,625	$17,884	$15,110

Depreciation and Amortization by expense category

	Three Months Ended
($ in thousands)	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24

Cost of revenue	$20,100	$20,732	$20,898	$21,010	$21,028	$20,804	$20,742	$21,191
General and administrative	1,686	1,684	1,806	1,725	1,849	1,807	1,929	2,096
Total depreciation and amortization	$21,786	$22,416	$22,704	$22,735	$22,877	$22,611	$22,671	$23,287